SUPPLEMENT TO PROSPECTUS                                 Cusip Number 66976M102
                                                            NASDAQ Symbol CAPVX

                               CAPITAL VALUE FUND


The Prospectus dated July 31, 1997 for the Investor and Institutional Classes of the Capital Value Fund (the "Fund") is hereby amended to reflect an additional portfolio managager of the Fund by amending the section on "Management of the Fund--The Advisor" to delete the paragraph on the portfolio manager of the Fund and to substitute in lieu thereof the following new paragraph:

"E.O. Edgerton,  Jr., a principal of the Advisor and an officer of the Fund, and
W. Harold Eddins, a Portfolio Manager of the Advisor, are responsible for day-to-day management of the Fund's portfolio. Mr. Edgerton has served in this capacity since the inception of the Fund in 1990, while Mr. Eddins has served in such capacity since May, 1997. Messrs. Edgerton and Eddins have been with the Advisor since 1984 and 1987, respectively."

The Prospectus dated July 31, 1997 for the Investor Class of the Fund is hereby amended to delete the current section on "Sales at Net Asset Value" under "How Shares May Be Purchased--Reduced Sales Charges" and to substitute in lieu thereof the following new section:

"Sales at Net Asset Value. Shares of the Fund may be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Trust; (b) current or former directors, officers, employees or sales representatives of the Advisor, the Administrator, the Transfer Agent, or the Distributor or their respective subsidiaries or affiliates; (c) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the Distributor;
(d) members of the immediate families of any of the foregoing persons; (e) any trust, custodian, pension, profit-sharing or other benefit plan for any of the foregoing persons; (f) investment advisory clients of the Advisor or of any of its affiliates; (g) clients of fee-based financial planners; (h) clients of a bank or registered investment adviser as to which the bank or adviser exercises exclusive discretionary investment authority or accounts held by a bank in a fiduciary, agency, custodial or similar capacity; (i) governmental agencies and authorities; (j) employee benefit plans qualified under Section 401 or 403 of the Internal Revenue Code, including salary reduction plans qualified under
Section 401(k) of the Code, subject to minimum requirements with respect to number of participants or plan assets established by the Trust; (k) tax-exempt organizations under Section 501(c)(3-13) of the Code; and (l) those investors who purchase shares without the services of a commissioned broker or agent. However, if purchased through various so-called "Fund Supermarkets" using the services of a broker or agent, investors may be subject to various fees and charges. Shares of the Fund so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. Elimination of a sales charge is conditioned on the receipt by the Distributor of written notification of eligibility. Shares of the Fund may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies."


The date of this Supplement to Prospectus is November 13, 1997.